                                 SMITH BARNEY
                                ADJUSTABLE RATE
                            GOVERNMENT INCOME FUND

               CLASSIC SERIES  |  ANNUAL REPORT  |  MAY 31, 2002



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

      Classic Series
      [GRAPHIC]

      Annual Report . May 31, 2002
      SMITH BARNEY ADJUSTABLE RATE
      GOVERNMENT INCOME FUND

      BLACKROCK FINANCIAL
      MANAGEMENT, INC.

      SCOTT AMERO

      Scott Amero has more than 17 years of securities business experience and has been managing the Fund since its inception.

      Education: BA in Applied Mathematics and Economics from
      Harvard University, MBA in Finance from New York University.

      ROBERT KAPITO

      Mr. Kapito has more than 23 years of securities business experience and has been managing the Fund since its inception.

      Education: BS in Economics from Wharton School of Business of the University of Pennsylvania, MBA from Harvard University.

      FUND OBJECTIVE

      The Fund seeks to provide high current income and to limit the degree of fluctuation of its NAV resulting from movements in interest rates. The Fund normally invests at least 65% of its net assets in adjustable rate securities and will also invest at least 65% of its net assets in U.S. government securities.

      FUND FACTS

      FUND INCEPTION
      -----------------
      June 22, 1992

      MANAGERS' TENURE
      -----------------
      Scott Amero     Since Inception
      Robert Kapito   Since Inception

      MANAGERS' INVESTMENT INDUSTRY EXPERIENCE
      ----------------------------------------
      Scott Amero     17 years
      Robert Kapito   23 years

                CLASS A  CLASS B  CLASS I
      -----------------------------------
      NASDAQ     ARMGX    ARMBX    ARMZX
      -----------------------------------
      INCEPTION 6/22/92  11/6/92  4/18/97
      -----------------------------------

Average Annual Total Returns as of May 31, 2002*

                                    Without Sales Charges/(1)/
                                    Class A   Class B  Class I
                   -------------------------------------------
                   One-Year           3.55%     3.43%   4.08%
                   -------------------------------------------
                   Five-Year          5.02      4.95    5.61
                   -------------------------------------------
                   Since Inception+   4.85      4.84    5.71
                   -------------------------------------------

                                    With Sales Charges/(2)/
                                    Class A   Class B  Class I
                   -------------------------------------------
                   One-Year           3.55%    (1.54)%  4.08%
                   -------------------------------------------
                   Five-Year          5.02      4.79    5.61
                   -------------------------------------------
                   Since Inception+   4.85      4.84    5.71
                   -------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. (The CDSC is based on any CDSC applicable to a previous fund owned prior to exchange into this Fund.)

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and I shares are June 22, 1992, November 6,
  1992 and April 18, 1997, respectively.

What's Inside
Letter to Our Shareholders..................................................1
Historical Performance......................................................5
Fund at a Glance............................................................7
Schedule of Investments.....................................................8
Statement of Assets and Liabilities........................................14
Statement of Operations....................................................15
Statements of Changes in Net Assets........................................16
Statement of Cash Flows....................................................17
Notes to Financial Statements..............................................18
Financial Highlights.......................................................23
Independent Auditors' Report...............................................25
Additional Information.....................................................26
Tax Information............................................................28

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Adjustable
Rate Government Income Fund ("Fund") for the year ended May 31, 2002. In this report, we have summarized what we believe to be the prevailing economic and market conditions and have outlined the investment team's portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Shareholder Notice
Effective July 31, 2002, the Fund will be renamed "Smith Barney Adjustable Rate Income Fund". The Fund's investment objectives will not be affected as a result of this change. However, the Fund's investment strategies will change so that the Fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. Government securities (for the period prior to July 31/st/ the Fund invested at least 65% of its assets in both adjustable rate and government securities). Also, the Fund will then invest up to 20% of its net assets in short duration corporate and U.S. Government fixed rate debt securities (formerly, the limit was 35%). These changes are being made, in part, to help ensure the Fund's compliance with the "fund name rule" issued by the Securities Exchange Commission ("SEC").

Additionally, pursuant to approval by the Board of Trustees of the Fund, effective July 23, 2002, BlackRock Financial Management, Inc. will no longer serve as the Fund's sub-adviser. The day-to-day management of the Fund's portfolio will be assumed by the Fund's manager, Smith Barney Fund Management LLC ("SBFM"). As of that date, David A. Torchia and Theresa M. Veres, each an investment officer of SBFM, will be responsible for the day-to-day management of the Fund.

Performance Update
During the year, the Fund's Class A shares returned 3.55%, excluding the effects of sales charges. In comparison, the average total return for the Merrill Lynch 1-3 Year Treasury Index/1/ for this period was 6.12%. Additionally, the average total return for the Lipper Adjustable Rate Mortgage Fund Peer Group was 4.82%, according to Lipper, Inc., an independent tracking organization. The net asset value ("NAV")/2/ declined slightly over the period ended May 31, 2002, moving from $9.81 in 2001 to $9.76 in 2002. Past performance is not indicative of future results.

Economic Overview
The U.S. economy has shown signs of a rebound on the heels of strong consumer and military spending, which have helped to overcome the devastation to the economy caused by the events of September 11th. During the period, the U.S. Federal Reserve Board ("Fed") looked to encourage the recovering economy and provided monetary stimulus by repeatedly lowering key interest rates, leaving the federal funds rate ("fed funds rate")/3/ at 1.75% at the end of the period, a 40-year-low. During the period, economic data began to point to a possible recovery. The Consumer Confidence Index/4/ reached its lowest level in eight years during November, but marked a steady climb through the beginning of 2002 as investors readily anticipated an economic recovery. This increasingly optimistic data continued throughout the first quarter of 2002. Gross Domestic Product ("GDP")/5/ during the first quarter rose 6.1%, the fastest rate in two years, and the manu-

--------
 1The Merrill Lynch 1-3 Year Treasury Index is a market capitalization-weighted index including all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. Please note that an investor cannot invest directly in an index.
 2The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested.
 3The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often indicates the direction of U.S. interest rates.
 4The Consumer Confidence Index is a monthly measure of the public's confidence in the health of the U.S. economy.
 5GDP is the market value of the goods and services produced by labor and property in a given country. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


1 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders
facturing sector saw substantial gains as the Institute for Supply Management Index ("ISM Index")/6/ indicated expansion for the first time in 19 months. U.S. productivity (as measured by output per hour of all persons in the nonfarm business sector) also increased 8.4% during the first quarter of 2002, but was accompanied by a rise in the unemployment rate, to 6.0% in April./7/ This strong economic data and surprisingly strong growth led the Federal Open Market Committee ("FOMC")/8/ to leave the fed funds rate steady, and to shift its bias from "potential weakness" to "neutral." After the FOMC announcement, the fixed-income securities market came under pressure at the end of March, but bounced back in April and May. Despite improving economic statistics, the equity markets have suffered in the face of accounting, corporate governance and geopolitical concerns. Going forward, although low inventory levels should continue to provide support for manufacturing data, concerns exist surrounding the long-term strength of the highly leveraged consumer.

U.S. Treasury Securities
Following significant cuts to the fed funds rate throughout 2001, which led to a steepening of the yield curve/9/ during the majority of 2001, short-term yields trended higher causing the curve to flatten. Signs of a recovering economy during late 2001 and early 2002 caused yields to rise in sympathy with expectations of a higher fed funds rate by year-end. Over the past six months, the yield curve has come under pressure, with securities with 2-year and 30-year maturities rising 35 and 33 basis points,/10/ respectively. The 5- to 10-year maturities also came under pressure in the past six months, with both maturities rising 29 basis points. After struggling in the wake of the FOMC's announcement of a bias shift in March, U.S. Treasuries/11/ bounced back in April and May. As of May 31, 2002, the 10-year U.S. Treasury was yielding 5.04%, versus 5.38% on May 31, 2001.

                           Yields of U.S. Treasuries

                                                  5/31/02 5/31/01
                                                  ------- -------
              3-Month U.S. Treasury                1.72%   3.61%
              2-Year U.S. Treasury                 3.19    4.18
              5-Year U.S. Treasury                 4.35    4.91
              10-Year U.S. Treasury                5.04    5.38
              30-Year U.S. Treasury                5.61    5.75

Mortgages
For the annual period, mortgages posted positive returns and outperformed the broader market as measured by the Lehman Brothers Aggregate Bond Index./12/ For the year ended May 31, 2002, the Lehman Brothers Mortgage Index ("Lehman

--------
 6The ISM Index (formerly the National Association of Purchasing Managers
  Index) is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.
 7Source: United States Department of Labor, Bureau of Labor Statistics.
 8The FOMC is a policy-making body of the Federal Reserve System, the U.S.
  central bank that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
 9The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
10A basis point is 0.01%, or one one-hundredth of a percent.
11Treasuries are negotiable debt obligations of the U.S. government, secured by its full faith and credit and issued at various schedules and maturities. 12The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.


2 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

Mortgage Index")/13/ returned 8.32%, versus a gain of 8.10% for the Lehman Brothers Aggregate Bond Index. The low interest rate environment helped fuel new home sales and spurred record levels of refinancing activity, leading to instability in the yields on mortgage-backed securities over the final two months of 2001. Moving into 2002, volatility dropped substantially and prepayment speeds trended downward, allowing mortgages to post strong gains and outperform U.S. Treasuries by 143 basis points calendar year-to-date.

Fund Overview
Over the period, the Fund was positioned to take advantage of opportunities in the adjustable rate mortgage market. During the year, we increased the Fund's exposure to Treasury and Agency/14/ securities and reduced exposure to fixed-rate mortgages. Within the adjustable rate mortgage portion, we decreased exposure to Government National Mortgage Association ("GNMA" or "Ginnie Mae")/15/ 1-year Constant Maturity U.S. Treasury ("CMT") issues, as well as our allocation to Adjustable Rate Mortgage Securities ("ARMS") indexed to the Cost of Fund Index ("COFI") and increased our exposure to agency hybrids./16/ Within the mortgage sector, on a maturity structure basis, we prefer 15-year pass-throughs/17/ versus 30-years. We also favor newer issues because they tend to be more liquid and we can take advantage of them as dollar rolls./18/ We favor pass-throughs with coupons of 6.0% or lower as prepayment risks weigh more heavily on the higher coupon issues.

Market Outlook
Despite some recent favorable economic data, it is our belief that the Fed will hold rates steady and seek confirmation of sustainable recovery in final demand before shifting to a tightening bias. We expect that low inventory levels will support manufacturing sector results, but we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery. While we feel that the Fed's accommodative monetary policy has aided the consumer, we believe that it will take a little longer to have a meaningful impact on corporate health. We expect the economy to continue to grow throughout 2002, and ultimately, to accelerate, causing the Fed to raise the fed funds rate prior to year-end.

--------
13The Lehman Mortgage Index is a broad measure of the performance of mortgage-backed bonds in the U.S. market. Please note that an investor cannot invest directly in an index.
14Agency securities are securities issues by U.S. government-sponsored entities
  ("GSEs") and federally related institutions.
15Ginnie Mae obligations are pass-through mortgage-backed securities consisting of a pool of residential mortgage loans. All payments of principal and interest are passed through to investors each month.
16Agency Hybrid Adjustable Rate Mortgages are fully amortizing mortgages
  (issued by government-related agencies, i.e. FHLMC, FNMA) with a fixed rate period followed by a period where they float off a pre-specified index according to pre-specified rules.
17Pass-through securities represent pooled debt obligations repackaged as shares that pass income from debtors through the intermediary to investors. 18A mortgage dollar roll is a transaction in which the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the fund does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the fund pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale. Dollar rolls are subject to interest rate risks and credit risks.


3 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

Thank you for your investment in the Smith Barney Adjustable Rate Government Income Fund.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

June 15, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2002 and is subject to change.



4 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain  Return of    Total
Year Ended             of Year  of Year Dividends Distributions  Capital  Returns/(1)+/
---------------------------------------------------------------------------------------
5/31/02                $ 9.81    $9.76    $0.39       $0.00       $0.00       3.55%
--------------------------------------------------------------------------------------
5/31/01                  9.62     9.81     0.54        0.00        0.00       7.74
--------------------------------------------------------------------------------------
5/31/00                  9.75     9.62     0.49        0.00        0.02       3.98
--------------------------------------------------------------------------------------
5/31/99                  9.86     9.75     0.49        0.00        0.03       4.25
--------------------------------------------------------------------------------------
5/31/98                  9.84     9.86     0.50        0.00        0.01       5.57
--------------------------------------------------------------------------------------
5/31/97                  9.84     9.84     0.46        0.00        0.05       5.31
--------------------------------------------------------------------------------------
5/31/96                  9.88     9.84     0.56        0.00        0.00       5.48
--------------------------------------------------------------------------------------
5/31/95                  9.78     9.88     0.49        0.01        0.00       6.39
--------------------------------------------------------------------------------------
5/31/94                  9.96     9.78     0.38        0.00        0.00       2.05
--------------------------------------------------------------------------------------
Inception* -- 5/31/93   10.00     9.96     0.43        0.00        0.00       3.89++
--------------------------------------------------------------------------------------
Total                                     $4.73       $0.01       $0.11
--------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain  Return of    Total
Year Ended             of Year  of Year Dividends Distributions  Capital  Returns/(1)+/
---------------------------------------------------------------------------------------
5/31/02                 $9.78    $9.72    $0.39       $0.00       $0.00       3.43%
--------------------------------------------------------------------------------------
5/31/01                  9.60     9.78     0.53        0.00        0.00       7.60
--------------------------------------------------------------------------------------
5/31/00                  9.74     9.60     0.49        0.00        0.02       3.86
--------------------------------------------------------------------------------------
5/31/99                  9.84     9.74     0.48        0.00        0.03       4.30
--------------------------------------------------------------------------------------
5/31/98                  9.82     9.84     0.50        0.00        0.01       5.56
--------------------------------------------------------------------------------------
5/31/97                  9.84     9.82     0.46        0.00        0.05       5.10
--------------------------------------------------------------------------------------
5/31/96                  9.88     9.84     0.56        0.00        0.00       5.48
--------------------------------------------------------------------------------------
5/31/95                  9.78     9.88     0.49        0.01        0.00       6.39
--------------------------------------------------------------------------------------
5/31/94                  9.96     9.78     0.38        0.00        0.00       2.05
--------------------------------------------------------------------------------------
Inception* -- 5/31/93    9.96     9.96     0.25        0.00        0.00       2.56++
--------------------------------------------------------------------------------------
Total                                     $4.53       $0.01       $0.11
--------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS I SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain  Return of    Total
Year Ended             of Year  of Year Dividends Distributions  Capital  Returns/(1)+/
---------------------------------------------------------------------------------------
5/31/02                 $9.85    $9.80    $0.44       $0.00       $0.00       4.08%
--------------------------------------------------------------------------------------
5/31/01                  9.66     9.85     0.59        0.00        0.00       8.26
--------------------------------------------------------------------------------------
5/31/00                  9.78     9.66     0.54        0.00        0.02       4.58
--------------------------------------------------------------------------------------
5/31/99                  9.87     9.78     0.54        0.00        0.03       4.99
--------------------------------------------------------------------------------------
5/31/98                  9.85     9.87     0.56        0.00        0.01       6.12
--------------------------------------------------------------------------------------
Inception* -- 5/31/97    9.79     9.85     0.06        0.00        0.00       1.20++
--------------------------------------------------------------------------------------
Total                                     $2.73       $0.00       $0.06
--------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


5 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                                                   Without Sales Charges/(1)/
                                                   --------------------------
                                                   Class A  Class B  Class I
-----------------------------------------------------------------------------
Year Ended 5/31/02                                  3.55%    3.43%    4.08%
-----------------------------------------------------------------------------
Five Years Ended 5/31/02                            5.02     4.95     5.61
-----------------------------------------------------------------------------
Inception* through 5/31/02                          4.85     4.84     5.71
-----------------------------------------------------------------------------
                                                    With Sales Charges/(2)/
                                                    -------------------------
                                                    Class A Class B  Class I
-----------------------------------------------------------------------------
Year Ended 5/31/02                                   3.55%   (1.54)%  4.08%
-----------------------------------------------------------------------------
Five Years Ended 5/31/02                             5.02     4.79    5.61
-----------------------------------------------------------------------------
Inception* through 5/31/02                           4.85     4.84    5.71
-----------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                 Without Sales Charges/(1)/
-----------------------------------------------------------------------------
Class A (Inception* through 5/31/02)                      60.06%
-----------------------------------------------------------------------------
Class B (Inception* through 5/31/02)                      57.16
-----------------------------------------------------------------------------
Class I (Inception* through 5/31/02)                      32.94
-----------------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of any applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Class B shares reflect the deduction of a maximum 5.00% CDSC. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. (The CDSC is based on any CDSC applicable to a previous fund owned prior to exchange into this Fund.)
 * Inception dates for Class A, B and I shares are June 22, 1992, November 6, 1992 and April 18, 1997, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


6 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND AT A GLANCE (UNAUDITED)


Growth of $10,000 Invested in Class A Shares of the Smith Barney Adjustable
Rate Government Income Fund vs. U.S. Government 1-Year Treasury Bill Index and Merrill Lynch 1-3 Year Treasury Index+
--------------------------------------------------------------------------------
                             June 1992 -- May 2002

                                    [CHART]

                Smith Barney     U.S. Government
              Adjustable Rate        1-Year            Merrill Lynch
                Government        Treasury Bill      1-3 Year Treasury
               Income Fund            Index                Index
              ---------------    ---------------     -----------------
6/22/1992         $10,000            $10,000              $10,000

5/1993             10,389             10,306               10,622

5/1994             10,602             10,691               10,840

5/1995             11,280             11,329               11,650

5/1996             11,898             11,927               12,264

5/1997             12,530             12,587               13,074

5/1998             13,228             13,561               13,987

5/1999             13,791             14,139               14,727

5/2000             14,339             14,837               15,340

5/2001             15,466             15,609               16,840

5/31/2002          16,006             15,967               17,871

+Hypothetical illustration of $10,000 invested in Class A shares at inception on June 22, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2002, compared to the U.S. Government 1-Year Treasury Bill Index and the Merrill Lynch 1-3 Year Treasury Index. The U.S. Government 1-Year Treasury Bill Index is comprised of U.S. Treasury Bills with a maturity of one year. The Merrill Lynch 1-3 Year Treasury Index is a broad based index including all U.S. Treasury notes and bonds with maturities of at least one year and less than three years. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             PORTFOLIO BREAKDOWN*

[CHART]

Portfolio Breakdown*

Adjustable Rate Mortgage-Backed Securities          50.9%
Short-Term Investments                               2.5%
Asset-Backed Securities                             19.3%
Fixed Rate Collateralized Mortgage Obligations       5.1%
U.S. Treasury Obligations                            6.5%
Fixed Rate Mortgage Pass-Through Securities         15.7%


*As a percentage of total investments. All information is as of May 31, 2002.
 Please note that the Fund's holdings and their weightings are subject to change.


Adjustable Rate Mortgage-Backed Securities (ARMs) are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMs directly or indirectly represent an interest in, or are backed by and are payable from mortgage loans secured by real property.
Asset-Backed Securities are similar in structure to Mortgage-Backed Securities, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or commercial loans.
Collateralized Mortgage Obligations (CMOs) are Mortgage-Backed Securities collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Mortgage Pass-Through Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities.
Planned Amortization Class Interest Only (PAC IOs) are CMO IOs which have repayment schedules that are guaranteed if the actual speed of the prepayments is within a designated range. PAC classes typically are combined with companion classes that reduce the risk of the variation of the amount and timing of the prepayments. Should the prepayments fall outside of the PAC band or ranges, the class will not pay the prepayment as scheduled.


7 Smith Barney Adjustable Rate Government Income Fund  |  2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                                 MAY 31, 2002


    FACE
   AMOUNT                           SECURITY                           VALUE
 ------------------------------------------------------------------------------
 ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES -- 50.9%
 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 45.7%
 Federal Home Loan Mortgage Corporation (FHLMC) -- 11.1%
 $ 3,050,000 FHLMC, Series 1401, Class IA, 3.810% due 5/15/22 (a)   $ 3,024,136
             FHLMC Six Month LIBOR:
     817,580  6.352% due 10/1/26                                        841,339
     587,834  6.311% due 7/1/27                                         600,878
             FHLMC One Year CMT ARM:
     750,229  6.851% due 2/1/24                                         781,881
   5,199,597  6.603% due 8/1/34                                       5,378,359
  11,600,534 FHLMC Three Year CMT ARM, 6.343% due 12/1/30 (b)        11,959,455
             FHLMC Five Year CMT ARM:
   2,697,352  7.970% due 8/1/25                                       2,779,972
   2,937,290  6.561% due 12/1/30                                      3,032,752
             FHLMC 3/1 Hybrid ARM:
   1,467,956  6.177% due 12/1/23                                      1,507,870
  12,427,125  6.352% due 3/1/31 (b)                                  12,815,472
             FHLMC 5/1 Hybrid ARM:
   3,902,493  5.470% due 12/1/26                                      3,999,431
  29,954,684  6.040% due 7/1/29 (b)                                  30,628,664
   7,753,365  6.104% due 7/1/29                                       7,942,392
     547,449  6.220% due 8/1/29                                         564,217
   6,013,667 FHLMC 7/1 Hybrid ARM, 6.884% due 5/1/31                  6,139,593
   3,091,218 FHLMC Strip, Series 19, Class F, 5.035% due 6/1/28       3,096,040
 ------------------------------------------------------------------------------
             Total Federal Home Loan Mortgage Corporation
             (Cost -- $94,751,366)                                   95,092,451
 ------------------------------------------------------------------------------
 Federal National Mortgage Association (FNMA) -- 30.6%
  12,131,096 FNMA 11th COFI, 5.726% due 2/1/31 (b)                   12,241,004
             FNMA Grantor Trust:
   1,466,848  Series 2000-T6, Class A3, 6.748% due 1/25/28            1,505,808
   1,211,154  Series 2001-T1, Class A2, 6.397% due 10/25/25           1,231,598
   5,184,671  Series 2002-T6, Class A1, 3.310% due 2/25/32            4,718,051
   3,554,588 FNMA, Series 1992-156, Class F, 4.450% due 7/25/07 (a)   3,515,417
             FNMA Six Month CD ARM:
   2,289,856  5.458% due 12/1/20                                      2,325,635
     214,263  5.440% due 6/1/24                                         219,821
   2,267,354  6.186% due 7/1/24                                       2,333,969
   1,886,538  5.633% due 9/1/24                                       1,934,880
   5,180,013  6.228% due 9/1/24                                       5,299,827
   8,990,228  5.593% due 12/1/24 (b)                                  9,089,930
   4,470,968 FNMA Six Month LIBOR, 6.299% due 11/1/31                 4,610,686
             FNMA One Year CMT ARM:
   1,179,594  5.639% due 8/1/15                                       1,204,294
   1,516,777  6.039% due 11/1/18                                      1,558,246
     872,767  4.342% due 4/1/20                                         884,785
   1,117,090  5.994% due 4/1/20                                       1,150,256
   1,544,317  5.638% due 7/1/21                                       1,585,828
     482,643  6.008% due 8/1/22                                         498,632
   1,214,536  4.960% due 3/1/23                                       1,232,754

                      See Notes to Financial Statements.


8 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                     MAY 31, 2002


        FACE
       AMOUNT                          SECURITY                           VALUE
     ------------------------------------------------------------------------------
     Federal National Mortgage Association (FNMA) -- 30.6% (continued)
     $   691,198      6.358% due 7/1/23                                $    710,641
       1,103,618      4.241% due 8/1/23                                   1,125,646
       1,719,026      6.277% due 2/1/24                                   1,771,130
         709,247      7.160% due 6/1/25                                     728,751
         515,434      5.923% due 12/1/25                                    534,279
       1,043,334      5.978% due 1/1/26                                   1,074,957
         944,590      5.833% due 1/1/27                                     964,370
       1,728,363      6.271% due 8/1/27                                   1,743,486
         116,683      6.020% due 2/1/28                                     120,002
       1,002,755      5.871% due 3/1/28                                   1,019,050
       9,266,001      6.183% due 12/1/30 (b)                              9,558,464
      23,046,077      6.295% due 9/1/37 (b)                              23,211,721
         812,676     FNMA Three Year CMT ARM, 7.298% due 9/1/21             834,253
       9,581,702     FNMA Five Year CMT ARM, 7.445% due 5/1/30 (b)        9,917,062
                     FNMA 3/1 Hybrid ARM:
      14,211,588      7.157% due 6/1/30 (b)                              14,637,935
       6,389,137      6.227% due 1/1/31 (b)                               6,558,848
       7,691,956      6.322% due 3/1/31                                   7,905,869
      18,498,619     FNMA 5/1 Hybrid ARM, 6.729% due 2/1/31 (b)          19,036,189
                     FNMA 7/1 Hybrid ARM:
      14,342,475      6.301% due 9/1/29 (b)                              14,736,893
      17,785,978      6.306% due 9/1/30 (b)                              18,291,811
       5,213,644      6.918% due 4/1/31                                   5,370,053
      20,227,972      6.159% due 9/1/31 (b)                              20,702,116
                     FNMA 10/1 Hybrid ARM:
       9,961,537      6.136% due 2/1/29                                  10,191,947
       9,326,085      6.823% due 8/1/29                                   9,661,241
       6,449,380      6.735% due 1/1/30                                   6,626,738
       6,628,851      6.522% due 5/1/30 (b)                               6,836,003
       4,327,025      6.228% due 4/1/31                                   4,435,201
       6,946,320      6.533% due 9/1/31                                   7,102,612
     ------------------------------------------------------------------------------
                     Total Federal National Mortgage Association
                     (Cost -- $262,602,169)                             262,548,689
     ------------------------------------------------------------------------------
     Government National Mortgage Association (GNMA) -- 4.0%
                     GNMA II One Year CMT ARM:
         954,861      5.375% due 2/20/16                                    977,243
       1,327,181      6.375% due 6/20/17                                  1,357,043
       2,078,755      5.375% due 3/20/21                                  2,127,482
       6,671,609      6.375% due 6/20/22                                  6,827,992
       2,145,824      6.750% due 8/20/22                                  2,210,199
       5,160,122      6.625% due 10/20/22                                 5,314,926
       2,597,233      6.625% due 11/20/22                                 2,675,150
       1,251,956      6.625% due 12/20/22                                 1,289,514
       1,870,380      6.375% due 5/20/23                                  1,914,221
       1,446,521      5.375% due 1/20/24                                  1,480,427

                      See Notes to Financial Statements.


9 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                     MAY 31, 2002

          FACE
         AMOUNT                           SECURITY                            VALUE
       --------------------------------------------------------------------------------
       Government National Mortgage Association (GNMA) -- 4.0% (continued)
       $ 2,815,173           5.375% due 3/20/24                            $  2,853,009
         4,915,756           6.750% due 9/20/27                               5,052,808
       --------------------------------------------------------------------------------
                           Total Government National Mortgage
                           Association (Cost -- $33,833,183)                 34,080,014
       --------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AGENCY
                           OBLIGATIONS (Cost -- $391,186,718)               391,721,154
       --------------------------------------------------------------------------------
       NON-AGENCY ADJUSTABLE RATE MORTGAGE OBLIGATIONS -- 5.2%
                           Bank One, Mortgage-Backed Pass-Through,
                             Series 2000-2, Class 2A, 6.319% due
         2,136,711           3/15/30                                          2,183,505
                           Countrywide Home Loans, Series
                             2001-HYB1, Class 1A1, 5.240% due
           635,046           6/19/31                                            648,046
                           First Republic Mortgage Loan Trust,
                             Series 2000-FRB1, Class A2, 4.905%
        11,354,681           due 6/25/30                                     11,439,842
                           GS Mortgage Securities Corp., Series
                             2000-1, Class A, 2.190% due 3/20/23
         5,081,622           (a)(c)                                           5,081,622
                           Independent National Mortgage Corp.,
                             Series 1995-E, Class A1, 6.109% due
           169,845           4/25/25                                            169,421
                           MLCC Mortgage Investors, Inc.:
                             Series 1997-B, Class A, 2.120% due
           638,213            3/16/26 (a)                                       637,817
                             Series 1999-A, Class A, 2.220% due
           275,803            2/21/26 (a)                                       275,803
                           Ryland Mortgage Securities Corp.,
                             Series 1994-3, Class A2, 6.045% due
         1,288,860           10/25/31                                         1,285,638
                           Sequoia Mortgage Trust, Series 2, Class
           690,440           A1, 4.000% due 10/25/24 (a)                        689,577
                           Washington Mutual Mortgage Securities
                             Corp.:
                             Series 2000-1, Class A1, 2.130% due
        10,203,942            6/25/24 (a)                                    10,203,942
                             Series 2001-9, Class 1A1, 6.520% due
         1,543,439            4/25/28                                         1,572,379
                             Series 2002-AR1, Class 1A1, 6.452%
         9,805,291            due 11/25/30                                   10,013,653
       --------------------------------------------------------------------------------
                           TOTAL NON-AGENCY ADJUSTABLE RATE
                           MORTGAGE
                           OBLIGATIONS (Cost -- $44,283,090)                 44,201,245
       --------------------------------------------------------------------------------
                           TOTAL ADJUSTABLE RATE MORTGAGE-BACKED
                           SECURITIES (Cost -- $435,469,808)                435,922,399
       --------------------------------------------------------------------------------
       FIXED RATE COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.1%
       Non-Agency Fixed Rate CMOs -- 3.3%
                           Chase Mortgage Finance Corp., Series
         1,698,216           1993-K, Class 1A6, 6.500% due 9/25/09            1,759,776
                           GE Capital Mortgage Services, Inc.,
                             Series 1993-17, Class A7, 6.500% due
         2,062,454           12/25/23                                         2,127,545
                           Prudential Home Mortgage Securities,
                             Series 1994-3, Class A10, 6.500% due
           692,287           2/25/24                                            703,585
                           Residential Accredit Loans, Inc.,
                             Series 2000-QS12, Class A1, 7.750%
         1,314,647           due 10/25/30                                     1,366,418
                           Residential Funding Mortgage Securities:
                             Series 1993-S47, Class A18, 6.500%
         1,283,559            due 12/25/23                                    1,291,376
                             Series 1993-S49, Class A8, 6.000% due
        15,322,273            12/25/08                                       15,532,954
                             Series 1994-S8, Class A6, 6.000% due
         2,141,952            3/25/09                                         2,173,412
                           Vendee Mortgage Trust, Series 2000-1,
         1,265,286           Class 2A, 7.250% due 12/15/15                    1,270,828
                           Washington Mutual, Series 2001-WM4,
         2,202,839           Class A15, 6.000% due 11/20/29                   2,233,128
                           Wilshire Funding Corp., Series
                             1998-WFC2, Class A3, 7.000% due
            69,351           12/28/37                                            69,004
       --------------------------------------------------------------------------------
                           Total Non-Agency Fixed Rate CMOs
                           (Cost -- $28,773,346)                             28,528,026
       --------------------------------------------------------------------------------
       PAC IOs -- 0.9%
                           Commercial Mortgage Acceptance Corp.,
                             Series 1998-C1, Class X, yield to
        31,312,276           maturity 10.312% due 7/15/31                     1,243,097
                           Commercial Mortgage Asset Trust, Series
                             1999-C1, Class X, yield to maturity
        75,927,741           9.034% due 6/17/20 (c)                           4,473,663
        19,123,955         First Union-Lehman Brothers Commercial
                             Mortgage Trust, Series 1997-C1, Class
                             IO, yield to maturity 12.546% due
                             4/18/29                                            865,933

                      See Notes to Financial Statements.


10 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                     MAY 31, 2002


   FACE
  AMOUNT                                                 SECURITY                                                  VALUE
---------------------------------------------------------------------------------------------------------------------------
PAC IOs -- 0.9% (continued)
$ 7,191,073 J.P. Morgan Commercial Mortgage Finance Corp., Series 1997-C5, Class X, yield to maturity
              11.060% due 9/15/29 (c)                                                                           $   413,127
 24,476,047 LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class X, yield to maturity 9.088% due 9/15/23     725,470
---------------------------------------------------------------------------------------------------------------------------
            Total PAC IOs
            (Cost -- $7,838,003)                                                                                  7,721,290
---------------------------------------------------------------------------------------------------------------------------
Agency PACs -- 0.9%
    383,093 FHLMC, Series 2061, Class PH, 6.000% due 5/15/16                                                        386,414
  6,650,000 FNMA, Series 1993-251, Class PH, 6.500% due 7/25/23                                                   6,961,752
---------------------------------------------------------------------------------------------------------------------------
            Total Agency PACs
            (Cost -- $7,340,162)                                                                                  7,348,166
---------------------------------------------------------------------------------------------------------------------------
            TOTAL FIXED RATE COLLATERALIZED MORTGAGE OBLIGATIONS
            (Cost -- $43,951,511)                                                                                43,597,482
---------------------------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE PASS-THROUGH SECURITIES -- 15.7%
     72,148 FHLMC Fifteen Year, 9.000% due 11/1/05                                                                   75,919
            FHLMC Gold:
    192,064  6.000% due 5/1/04                                                                                      198,667
    108,141  6.000% due 5/1/08                                                                                      111,588
    112,100  6.000% due 6/1/08                                                                                      115,674
  1,641,320  6.000% due 9/1/08                                                                                    1,693,645
  2,067,959  6.000% due 10/1/08                                                                                   2,133,885
    288,888  6.000% due 11/1/08                                                                                     298,098
    639,448  6.000% due 1/1/09                                                                                      659,629
  1,896,772  6.000% due 3/1/09                                                                                    1,956,634
  1,704,566  5.500% due 4/1/09                                                                                    1,741,862
    165,621  6.000% due 4/1/09                                                                                      170,848
  3,044,143  6.000% due 5/1/09                                                                                    3,140,216
    287,712  6.000% due 7/1/09                                                                                      296,793
    524,884  6.000% due 3/1/11                                                                                      538,992
  1,252,369  6.000% due 5/1/11                                                                                    1,286,032
    995,290  6.000% due 6/1/11                                                                                    1,022,044
  3,970,016  5.500% due 5/1/12                                                                                    4,002,292
  6,761,751  6.500% due 9/1/14                                                                                    7,002,672
  5,433,041  6.000% due 10/1/15 (b)                                                                               5,548,493
    357,735  6.500% due 4/1/29                                                                                      364,221
            FNMA Fifteen Year:
  1,406,492  6.500% due 7/1/08                                                                                    1,469,784
  2,052,411  5.500% due 1/1/09                                                                                    2,094,752
  4,486,445  6.000% due 1/1/09                                                                                    4,626,646
  1,313,368  5.500% due 2/1/09                                                                                    1,340,463
  6,961,708  6.000% due 11/1/09                                                                                   7,180,818
  4,271,421  6.000% due 11/1/10                                                                                   4,404,903
  4,299,891  6.000% due 12/1/10                                                                                   4,459,245
  2,355,096  5.500% due 3/1/11                                                                                    2,386,018
 11,414,331  6.000% due 8/1/11                                                                                   11,717,496
  7,457,512  6.000% due 9/1/11                                                                                    7,655,583
  8,684,792  6.000% due 5/1/12                                                                                    8,885,671
 14,198,458  6.000% due 11/1/12 (b)                                                                              14,588,916

                      See Notes to Financial Statements.


11 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                     MAY 31, 2002


   FACE
  AMOUNT                                                 SECURITY                                                 VALUE
---------------------------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE PASS-THROUGH SECURITIES -- 15.7% (continued)
$ 9,210,789  5.000% due 3/1/14                                                                                 $  9,081,262
  2,792,027  5.000% due 4/1/14                                                                                    2,752,764
  4,783,905  5.500% due 11/1/16                                                                                   4,762,999
  3,940,870  5.500% due 12/1/16                                                                                   3,923,648
  7,825,000 FNMA Notes, 4.450% due 5/3/05                                                                         7,874,365
    481,961 FNMA Ten Year, 6.000% due 1/1/04                                                                        486,780
  1,780,880 GNMA Fifteen Year, 6.500% due 8/15/08                                                                 1,859,345
    625,920 GNMA Ten Year, 6.000% due 12/15/08                                                                      645,674
---------------------------------------------------------------------------------------------------------------------------
            TOTAL FIXED RATE MORTGAGE PASS-THROUGH SECURITIES
            (Cost -- $132,839,303)                                                                              134,555,336
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 19.3%
            American Express Credit Account Master Trust:
  7,900,000  Series 1999-6, Class A, 2.040% due 3/15/05 (a)                                                       7,902,449
 15,000,000  Series 2001-4, Class A, 1.970% due 11/17/08 (a)                                                     15,030,450
 11,575,000 American Express Master Trust, Series 2001-1, Class A, 1.930% due 9/15/05 (a)                        11,585,880
  1,144,628 Amsouth Auto Trust, Series 2000-1, Class A3, 6.670% due 7/15/04                                       1,163,949
  9,700,000 Bank One Issuance Trust, Series 2002-A1, Class A1, 1.950% due 1/15/10 (a)                             9,701,552
    933,692 Business Loan Express, Series 1998-1, Class A, 3.750% due 1/15/25 (a)(c)                                931,946
            Conseco Finance Securitizations Corp.:
  3,987,148  Series 2000-1, Class A3, 7.300% due 5/1/31                                                           4,081,842
  7,800,000  Series 2001-D, Class A3, 4.670% due 11/15/32                                                         7,821,528
  5,000,000 DaimlerChrysler Auto Trust, Series 2000-D, Class A4, 6.700% due 3/8/06                                5,290,800
  7,950,000 First USA Credit Card Master Trust, Series 1996-6, Class A, 1.980% due 7/10/06 (a)                    7,961,210
  3,805,000 Ford Credit Auto Owner Trust, Series 2000-D, Class A5, 7.150% due 1/15/05                             3,917,438
            Green Tree Financial Corp.:
  3,200,000  Series 1993-4, Class A5, 7.050% due 1/15/19                                                          3,353,440
  5,232,603  Series 1996-8, Class A6, 7.600% due 10/15/27                                                         5,439,448
    458,259  Series 1999-4, Class A3, 6.470% due 5/1/31                                                             459,762
    421,790 Heller Financial, Series 1998-1, Class A, 2.347% due 7/15/24 (a)(c)                                     413,354
  1,200,000 Honda Auto Receivables Owner Trust, Series 2001-1, Class A3, 5.360% due 9/20/04                       1,222,128
  2,975,000 Huntington Auto Trust, Series 2000-A, Class A4, 7.420% due 7/15/05                                    3,114,914
  1,311,189 IFC SBA Loan Backed Adjustable Rate Certificate, Series 1997-1, Class A, 2.750% due 1/15/24 (c)(d)    1,284,966
            MBNA Master Credit Card Trust:
  3,400,000  Series 1995-J, Class A, 2.070% due 4/15/05 (a)                                                       3,403,196
  8,100,000  Series 2001-A, Class A, 1.990% due 7/15/08 (a)                                                       8,122,761
            Mellon Auto Grantor Trust:
    715,357  Series 2000-1, Class A, 7.180% due 10/15/06                                                            741,453
    770,384  Series 2000-2, Class A, 6.390% due 7/15/07                                                             795,930
  1,497,288 Missouri Higher Education Loan Authority, Series 1997, Class P, 2.380% due 7/25/08 (e)                1,497,288
            The Money Store Business Loan Backed Certificates:
  1,328,287  Series 1997-1, Class A, 2.650% due 4/15/28 (d)                                                       1,321,645
    718,633  Series 1997-2, Class A, 2.550% due 2/15/29 (d)                                                         711,447
    435,011 PBG Equipment Trust, Series 1A, Class A, 6.270% due 1/20/12 (c)                                         452,955
    964,134 PMC Capital Limited Partnership, Series 1998-1, Class A, 3.750% due 4/1/21 (c)(d)                       964,134
    383,629 PMC Capital SBA Loan Backed Adjustable Rate Certificate,
              Series 1997-1, Class A, 2.850% due 9/15/23 (c)(d)                                                     375,957
    250,200 SFLC Inc., Series 1997-A, Class A3, 2.360% due 9/1/07 (e)                                               246,447

                      See Notes to Financial Statements.


12 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                     MAY 31, 2002

   FACE
  AMOUNT                                       SECURITY                                        VALUE
--------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 19.3% (continued)
            SLM Student Loan Trust:
$ 8,797,083  Series 1998-1, Class A1, 2.470% due 1/25/07 (e)                                $  8,813,621
  5,394,716  Series 1999-3, Class A1, 2.020% due 1/25/07 (d)                                   5,401,460
  3,823,671  Series 2000-3, Class A1L, 2.015% due 4/25/08 (d)                                  3,824,857
  3,639,069  Series 2000-4, Class A1, 1.990% due 7/25/08 (d)                                   3,639,360
  9,398,099  Series 2001-4, Class A1, 1.990% due 1/25/11 (d)                                   9,398,099
  9,930,483  Series 2002-1, Class A1, 1.970% due 10/25/10 (d)                                  9,925,816
 13,696,312  Series 2002-2, Class A1, 1.970% due 10/25/10 (d)                                 13,739,181
    742,082 SWB Loan Backed Certificates, Series 1997-1, Class A, 2.600% due 8/15/22 (a)(c)      734,662
            TMS SBA Loan Trust:
    331,992  Series 1996-2, Class A, 2.610% due 4/15/24 (d)                                      328,672
    778,007  Series 1997-1, Class A, 2.500% due 1/15/25 (d)                                      770,227
--------------------------------------------------------------------------------------------------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $165,664,036)                                                           165,886,224
--------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 6.5%
            U.S. Treasury Notes:
  7,100,000  3.375% due 4/30/04                                                                7,129,124
 19,850,000  5.875% due 11/15/04 (b)                                                          20,969,659
  1,025,000  6.750% due 5/15/05                                                                1,111,885
 13,250,000  5.750% due 11/15/05 (b)                                                          14,037,236
 12,845,000  3.500% due 11/15/06 (b)                                                          12,466,175
--------------------------------------------------------------------------------------------------------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost -- $55,391,743)                                                             55,714,079
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
 10,300,000 Federal Home Loan Bank Discount Notes, 1.660% due 6/3/02                          10,299,050
            U.S. Treasury Bills:
  2,800,000  1.675% due 6/6/02                                                                 2,799,349
  8,400,000  1.690% due 6/6/02                                                                 8,398,028
--------------------------------------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost -- $21,496,427)                                                             21,496,427
--------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $854,812,828*)                                                         $857,171,947
--------------------------------------------------------------------------------------------------------

(a) Variable rate security -- rate resets monthly.
(b) Security is segregated for futures contracts commitments.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Variable rate security -- rate resets quarterly.
(e) Variable rate security -- rate resets weekly.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ARM  -- Adjustable Rate Mortgage
  CD   -- Certificate of Deposit
  CMO  -- Collateralized Mortgage Obligation
  LIBOR -- London Interbank Overnight Rate
  PAC  -- Planned Amortization Class
  SBA  -- Small Business Administration

                      See Notes to Financial Statements.


13 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                     MAY 31, 2002


ASSETS:
   Investments, at value (Cost -- $854,812,828)                                                 $857,171,947
   Cash                                                                                              191,304
   Receivable for Fund shares sold                                                                15,179,156
   Interest receivable                                                                             3,956,822
   Receivable from broker -- variation margin                                                        134,108
   Other assets                                                                                      566,407
------------------------------------------------------------------------------------------------------------
   Total Assets                                                                                  877,199,744
------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                                               1,844,309
   Dividends payable                                                                                 606,237
   Investment advisory fee payable                                                                   407,012
   Distribution fees payable                                                                         186,358
   Administration fee payable                                                                        138,190
   Accrued expenses                                                                                  335,684
------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                               3,517,790
------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                $873,681,954
------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                                                   $     89,349
   Capital paid in excess of par value                                                           883,866,423
   Overdistributed net investment income                                                            (502,952)
   Accumulated net realized loss from security transactions, futures contracts and short sales   (11,693,998)
   Net unrealized appreciation of investments and futures contracts                                1,923,132
------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                $873,681,954
------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                                        45,809,985
------------------------------------------------------------------------------------------------------------
   Class B                                                                                         1,164,294
------------------------------------------------------------------------------------------------------------
   Class I                                                                                        42,374,292
------------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                                      $9.76
------------------------------------------------------------------------------------------------------------
   Class B *                                                                                           $9.72
------------------------------------------------------------------------------------------------------------
   Class I (and redemption price)                                                                      $9.80
------------------------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a maximum 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).


                      See Notes to Financial Statements.


14 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED MAY 31, 2002


INVESTMENT INCOME:
   Interest                                                                     $29,246,260
   Less: Interest expense (Notes 6 and 11)                                       (1,707,621)
-------------------------------------------------------------------------------------------
   Total Investment Income                                                       27,538,639
-------------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                                     2,979,159
   Investment advisory fee (Note 2)                                               2,337,462
   Administration fee (Note 2)                                                    1,168,731
   Registration fees                                                                355,727
   Shareholder and system servicing fees                                            309,632
   Audit and legal                                                                   70,751
   Shareholder communications                                                        33,946
   Custody                                                                           33,781
   Trustees' fees                                                                    30,302
   Other                                                                              8,149
-------------------------------------------------------------------------------------------
   Total Expenses                                                                 7,327,640
-------------------------------------------------------------------------------------------
Net Investment Income                                                            20,210,999
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND SHORT SALES (NOTES 3, 10 AND 11):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)                      1,087,098
     Futures contracts                                                           (3,298,225)
     Short sales                                                                    (65,254)
-------------------------------------------------------------------------------------------
   Net Realized Loss                                                             (2,276,381)
-------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures Contracts:
     Beginning of year                                                              812,174
     End of year                                                                  1,923,132
-------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                        1,110,958
-------------------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts and Short Sales                       (1,165,423)
-------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $19,045,576
-------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


15 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE YEARS ENDED MAY 31,

                                                    2002             2001
 ------------------------------------------------------------------------------
 OPERATIONS:
    Net investment income                      $   20,210,999  $     7,294,300
    Net realized loss                              (2,276,381)         (55,285)
    Increase in net unrealized appreciation         1,110,958        2,469,331
 -----------------------------------------------------------------------------
    Increase in Net Assets From Operations         19,045,576        9,708,346
 -----------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                         (22,982,432)      (7,429,408)
 -----------------------------------------------------------------------------
    Decrease in Net Assets From Distributions
      to Shareholders                             (22,982,432)      (7,429,408)
 -----------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 13):
    Net proceeds from sale of shares            1,311,042,752    1,455,373,614
    Net asset value of shares issued for
      reinvestment of dividends                    17,850,673        6,074,900
    Cost of shares reacquired                    (620,924,100)  (1,426,499,908)
 -----------------------------------------------------------------------------
    Increase in Net Assets From Fund Share
      Transactions                                707,969,325       34,948,606
 -----------------------------------------------------------------------------
 Increase in Net Assets                           704,032,469       37,227,544

 NET ASSETS:
    Beginning of year                             169,649,485      132,421,941
 -----------------------------------------------------------------------------
    End of year*                               $  873,681,954  $   169,649,485
 -----------------------------------------------------------------------------
 * Includes overdistributed net investment
   income of:                                      $(502,952)         $(61,415)
 -----------------------------------------------------------------------------





                      See Notes to Financial Statements.

16 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF CASH FLOWS   FOR THE YEAR ENDED MAY 31, 2002



CASH FLOWS USED BY OPERATING AND INVESTING ACTIVITIES:
   Interest received                                                       $    29,799,835
   Operating expenses paid                                                      (6,487,270)
   Proceeds of short-term securities, net                                       13,564,200
   Purchases of long-term securities                                        (1,198,551,619)
   Proceeds from disposition of long-term securities and paydowns              513,614,842
   Payment for short sale transactions, net                                        (65,254)
   Payment for futures transactions, net                                        (3,515,069)
-------------------------------------------------------------------------------------------
   Net Cash Flows Used By Operating and Investing Activities                  (651,640,335)
-------------------------------------------------------------------------------------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
   Proceeds from shares sold                                                 1,306,892,057
   Payments on shares redeemed                                                (619,672,246)
   Cash dividends paid to shareholders*                                         (4,690,762)
   Decrease in reverse repurchase agreements outstanding                       (29,152,000)
   Interest expense                                                             (1,736,992)
-------------------------------------------------------------------------------------------
   Net Cash Flows Provided By Financing Activities                             651,640,057
-------------------------------------------------------------------------------------------
Net Decrease in Cash                                                                  (278)
Cash, Beginning of Year                                                            191,582
-------------------------------------------------------------------------------------------
Cash, End of Year                                                          $       191,304
-------------------------------------------------------------------------------------------
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS
USED BY OPERATING AND INVESTING ACTIVITIES:

Increase in Net Assets From Operations                                     $    19,045,576
-------------------------------------------------------------------------------------------
   Increase in investments                                                    (623,535,744)
   Increase in short sale unrealized                                                (5,600)
   Increase in variation margin                                                   (127,661)
   Increase in interest receivable                                              (2,747,842)
   Increase in other assets                                                       (544,966)
   Decrease in receivable for securities sold                                    1,058,660
   Decrease in payable for securities purchased                                (47,330,749)
   Increase in accrued expenses and other payables                                 840,370
   Interest expense                                                              1,707,621
-------------------------------------------------------------------------------------------
   Total Adjustments                                                          (670,685,911)
-------------------------------------------------------------------------------------------
Net Cash Flows Used By Operating and Investing Activities                  $  (651,640,335)
-------------------------------------------------------------------------------------------

*Exclusive of dividend reinvestment of $17,850,673.


                      See Notes to Financial Statements.


17 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Adjustable Rate Government Income Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the quoted bid price in the over-the-counter market; corporate debt securities, mortgage-backed securities and asset-backed securities are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the Fund's Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At May 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with BlackRock Financial Management Inc. ("BlackRock"), a wholly owned subsidiary of PNC Bank, N.A. Pursuant to the sub-advisory agreement, BlackRock is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBFM pays BlackRock a monthly fee calculated at an annual rate of 0.20% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended May 31, 2002, the Fund paid transfer agent fees of $281,857 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There is a maximum contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from the purchase of a previously held fund (held by the shareholder prior to exchange into this


18 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

Fund) and declines thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended May 31, 2002, CDSCs paid to SSB for Class A and B shares were approximately $1,000 and $28,000, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, and I shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class A and B shares calculated at an annual rate of 0.50% of the average daily net assets of each class. For the year ended May 31, 2002, total Distribution Plan fees incurred were:

                                                      Class A   Class B Class I
--------------------------------------------------------------------------------
Distribution Plan Fees                               $2,222,589 $54,779 $701,791
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding paydowns and short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                         $1,151,220,870
--------------------------------------------------------------------------------
Sales                                                                291,780,084
--------------------------------------------------------------------------------

At May 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $ 4,454,887
Gross unrealized depreciation                                        (2,095,768)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 2,359,119
--------------------------------------------------------------------------------

4. Cash Flow Information

Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues and redeems its shares, invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested into the Fund at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion of income recognized on investment securities.

5. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts equal to the repurchase price.

6. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities

19 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders
at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.

During the year ended May 31, 2002, the maximum and average amount of reverse repurchase agreements outstanding at month ends were as follows:

--------------------------------------------------------------------------------
Maximum month-end amount outstanding                                $153,481,000
--------------------------------------------------------------------------------
Average month-end amount outstanding                                  44,130,958
--------------------------------------------------------------------------------

Interest rates ranged from 1.10% to 3.86% during the year ended May 31, 2002. Interest expense on borrowings by the Fund under reverse repurchase agreements totalled $1,218,595 for the year ended May 31, 2002.

At May 31, 2002, the Fund did not have any open reverse repurchase agreements.

7. Dollar Roll Transactions

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund exceeding the yield on the securities sold.

At May 31, 2002, the Fund did not have any open dollar roll transactions.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At May 31, 2002, the Fund did not hold any TBA securities.

9. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such a sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.


20 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

At May 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended May 31, 2002, the Fund did not enter into any written covered call or put option contracts.

10.Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At May 31, 2002, the Fund had the following open futures contracts:

                           Expiration   # of       Basis      Market    Unrealized
                           Month/Year Contracts    Value      Value        Loss
----------------------------------------------------------------------------------
Futures contracts to sell:
  U.S. 2 Year Note            6/02       386    $80,685,580 $80,981,593 $(296,013)
  U.S. 2 Year Note            9/02       472     98,202,433  98,249,750   (47,317)
  U.S. 10 Year Note           6/02        50      5,283,016   5,336,719   (53,703)
  U.S. 10 Year Note           9/02       173     18,174,702  18,213,656   (38,954)
----------------------------------------------------------------------------------
Net Unrealized Loss                                                     $(435,987)
----------------------------------------------------------------------------------

11.Short Sales of Securities
A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.


21 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

For the year ended May 31, 2002, interest expense on short sales by the Fund totalled $489,026.

12. Capital Loss Carryforward

At May 31, 2002, the Fund had, for Federal income tax purposes, approximately $9,045,000 of capital loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on May 31 of the year indicated:

                         2003      2004     2005     2008     2009      2010
 ------------------------------------------------------------------------------
 Carryforward Amounts $5,203,000 $570,000 $856,000 $338,000 $341,000 $1,737,000
 ------------------------------------------------------------------------------

13. Shares of Beneficial Interest

At May 31, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B shares are available for purchase to certain investors in the Smith Barney 401(k) Program. In addition, Class B shares can be purchased through exchanges. Each share represents an identical interest in the Fund and has the same rights except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                             Year Ended                    Year Ended
                            May 31, 2002                  May 31, 2001
                     --------------------------  -----------------------------
                        Shares        Amount        Shares          Amount
-------------------------------------------------------------------------------
Class A
Shares sold           64,036,046  $ 626,965,681   142,328,045  $ 1,379,499,562
Shares issued on
 reinvestment            920,650      9,001,995       369,156        3,596,083
Shares reacquired    (29,542,267)  (288,845,649) (142,492,391)  (1,380,609,227)
------------------------------------------------------------------------------
Net Increase          35,414,429  $ 347,122,027       204,810  $     2,486,418
------------------------------------------------------------------------------
Class B
Shares sold            1,260,946  $  12,578,853       166,815  $     1,629,579
Shares issued on
 reinvestment             50,808        212,425        12,709          123,380
Shares reacquired       (447,013)    (4,353,173)     (291,574)      (2,825,637)
------------------------------------------------------------------------------
Net Increase
 (Decrease)              864,741  $   8,438,105      (112,050) $    (1,072,678)
------------------------------------------------------------------------------
Class I
Shares sold           68,287,832  $ 671,498,218     7,582,509  $    74,244,473
Shares issued on
 reinvestment            879,504      8,636,253       240,623        2,355,437
Shares reacquired    (33,369,258)  (327,725,278)   (4,395,296)     (43,065,044)
------------------------------------------------------------------------------
Net Increase          35,798,078  $ 352,409,193     3,427,836  $    33,534,866
------------------------------------------------------------------------------

22 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Class A Shares                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $9.81    $9.62     $9.75     $9.86    $9.84
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.32     0.50      0.46      0.45     0.49
 Net realized and unrealized gain (loss)     0.02     0.23     (0.08)    (0.04)    0.04
----------------------------------------------------------------------------------------
Total Income From Operations                 0.34     0.73      0.38      0.41     0.53
----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.39)   (0.54)    (0.49)    (0.49)   (0.50)
 Capital                                       --       --     (0.02)    (0.03)   (0.01)
----------------------------------------------------------------------------------------
Total Distributions                         (0.39)   (0.54)    (0.51)    (0.52)   (0.51)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                $9.76    $9.81     $9.62     $9.75    $9.86
----------------------------------------------------------------------------------------
Total Return                                 3.55%    7.74%     3.98%     4.25%    5.57%
----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $447     $102       $98       $98     $108
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                       3.21%    5.35%     4.84%     4.55%    4.94%
 Interest expense                            0.29     2.06      1.03      1.80     1.77
 Operating expenses                          1.47     1.54      1.61      1.52     1.57
 Total expenses                              1.76     3.60      2.64      3.32     3.34
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        49%      63%      164%      155%     242%
----------------------------------------------------------------------------------------

Class B Shares                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $9.78    $9.60     $9.74     $9.84    $9.82
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.31     0.50      0.48      0.45     0.49
 Net realized and unrealized gain (loss)     0.02     0.21     (0.11)    (0.04)    0.04
----------------------------------------------------------------------------------------
Total Income From Operations                 0.33     0.71      0.37      0.41     0.53
----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.39)   (0.53)    (0.49)    (0.48)   (0.50)
 Capital                                       --       --     (0.02)    (0.03)   (0.01)
----------------------------------------------------------------------------------------
Total Distributions                         (0.39)   (0.53)    (0.51)    (0.51)   (0.51)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                $9.72    $9.78     $9.60     $9.74    $9.84
----------------------------------------------------------------------------------------
Total Return                                 3.43%    7.60%     3.86%     4.30%    5.56%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $11,316   $2,929    $3,953    $1,871   $2,099
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                       3.18%    5.28%     4.93%     4.55%    5.03%
 Interest expense                            0.29     2.10      1.28      1.80     1.77
 Operating expenses                          1.49     1.53      1.63      1.54     1.63
 Total expenses                              1.78     3.63      2.91      3.34     3.40
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        49%      63%      164%      155%     242%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

23 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Class I Shares                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $9.85     $9.66     $9.78     $9.87    $9.85
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                     0.36      0.57      0.52      0.45     0.55
 Net realized and unrealized gain (loss)   0.03      0.21     (0.08)     0.03     0.04
--------------------------------------------------------------------------------------
Total Income From Operations               0.39      0.78      0.44      0.48     0.59
--------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                    (0.44)    (0.59)    (0.54)    (0.54)   (0.56)
 Capital                                     --        --     (0.02)    (0.03)   (0.01)
--------------------------------------------------------------------------------------
Total Distributions                       (0.44)    (0.59)    (0.56)    (0.57)   (0.57)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year              $9.80     $9.85     $9.66     $9.78    $9.87
--------------------------------------------------------------------------------------
Total Return                               4.08%     8.26%     4.58%     4.99%    6.12%
--------------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $416       $65       $30       $25       $3
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                     3.68%     5.88%     5.38%     4.90%    5.45%
 Interest expense                          0.29      1.97      1.12      1.80     1.77
 Operating expenses                        1.00      1.04      1.10      1.03     1.07
 Total expenses                            1.29      3.01      2.22      2.83     2.84
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                      49%       63%      164%      155%     242%
--------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.


24 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of the Smith Barney Adjustable Rate Government Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Adjustable Rate Government Income Fund as of May 31, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Adjustable Rate Government Income Fund as of May 31, 2002, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/ KPMG LLP

New York, New York
July 10, 2002


25 Smith Barney Adjustable Rate Government Income Fund | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers
The business and affairs of the Smith Barney Adjustable Rate Government Income Fund ("Investment Company") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below.

                                                                                      Number of
                                                                                      Investment
                                                                                     Companies in
                                          Term of Office*         Principal          Fund Complex      Other
                         Position(s) Held  and Length of     Occupation(s) During    Overseen by   Directorships
Name, Address and Age       with Fund       Time Served          Past 5 Years          Trustee    Held by Trustee
-----------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Allan J. Bloostein           Trustee        Since 1992    President, Allan J.             16           None
717 Fifth Avenue                                          Bloostein Associates
21st Floor
New York, NY 10022
Age 72

Dwight B. Crane              Trustee        Since 1992    Professor, Harvard              23           None
Harvard Business School                                   Business School
Soldiers Field Road
Morgan Hall #375
Boston, MA 02163
Age 64

Paulo M. Cucchi              Trustee        Since 2001    Vice President and Dean          7           None
Drew University                                           of College of Liberal Arts
108 Brothers College                                      at Drew University
Madison, NJ 07940
Age 60

Robert A. Frankel            Trustee        Since 1994    Managing Partner of              9           None
8 John Walsh Blvd.                                        Robert A. Frankel
Peekskill, NY 10566                                       Management Consultants
Age 75

Dr. Paul Hardin              Trustee        Since 2001    Chancellor Emeritus and         16           None
12083 Morehead                                            Professor of Law at the
Chapel Hill, NC 27514                                     University of North
Age 71                                                    Carolina at Chapel Hill

William R. Hutchinson        Trustee        Since 1995    President, WR Hutchinson         7      Director of
535 N. Michigan                                           & Associates, Inc.;                     Associate Bank
Suite 1012                                                formerly Group Vice                     and Associated
Chicago, IL 60611                                         President, Mergers &                    Banc-Corp
Age 59                                                    Acquisitions BP Amoco

George M. Pavia              Trustee        Since 2001    Senior Partner, Pavia &          7           None
600 Madison Avenue                                        Harcourt Attorneys
New York, NY 10022
Age 73

26 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

                                                                                         Number of
                                                                                         Investment
                                                                                        Companies in
                                              Term of Office*        Principal          Fund Complex      Other
                             Position(s) Held  and Length of    Occupation(s) During    Overseen by   Directorships
Name, Address and Age           with Fund       Time Served         Past 5 Years          Trustee    Held by Trustee
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:
Heath B. McLendon            Director/          Since 1992    Managing Director of           74           None
Salomon Smith Barney Inc.    Chairman                         Salomon Smith
125 Broad Street, 9th Floor  Also serves as                   Barney Inc. ("SSB");
New York, NY 10004           President                        President and Director of
Age 69                                                        Smith Barney Fund
                                                              Management LLC
                                                              ("SBFM") and Travelers
                                                              Investment
                                                              Adviser, Inc. ("TIA");
                                                              Director of The Travelers
                                                              Investment
                                                              Management Company

OFFICERS:
Lewis E. Daidone             Senior Vice        Since 1994    Managing Director of          N/A           N/A
Salomon Smith Barney Inc.    President                        SSB; Chief Financial
125 Broad Street, 11th Floor and Chief                        Officer of Smith Barney
New York, NY 10004           Administrative                   Mutual Funds; Director
Age 44                       Officer                          and Senior Vice
                                                              President of SBFM and
                                                              TIA

Richard L. Peteka            Chief              Since 2002    Director and Head of          N/A           N/A
Salomon Smith Barney Inc.    Financial                        Internal Control for
125 Broad Street, 11th Floor Officer and                      Citigroup Asset
New York, NY 10004           Treasurer                        Management U.S.
Age 40                                                        Mutual Fund
                                                              Administration from
                                                              1999-2002; Vice
                                                              President, Head of
                                                              Mutual Fund
                                                              Administration and
                                                              Treasurer at
                                                              Oppenheimer Capital
                                                              from 1996-1999

Kaprel Ozsolak               Controller         Since 2002    Vice President of SSB         N/A           N/A
Salomon Smith Barney Inc.
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor           Secretary          Since 1994    Managing Director of          N/A           N/A
Salomon Smith Barney Inc.                                     SSB; General Counsel
300 First Stamford Place                                      and Secretary of SBFM
Stamford, CT 06902                                            and TIA
Age 51

--------
* Trustees are elected for an indefinite term until the earlier of (1) the next meeting of stockholders at which trustees are elected and until his or her successor is elected and has qualified, or (2) until the death, resignation or removal of the trustee.

27 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 2002:

A total of 8.01% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

28 Smith Barney Adjustable Rate Government Income Fund  | 2002 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                                ADJUSTABLE RATE
                            GOVERNMENT INCOME FUND



            TRUSTEES                    INVESTMENT ADVISER
            Allan J. Bloostein          AND ADMINISTRATOR
            Dwight B. Crane             Smith Barney Fund
            Paolo M. Cucchi               Management LLC
            Robert A. Frankel
            Paul Hardin                 SUB-INVESTMENT
            William R. Hutchinson       ADVISER
            Heath B. McLendon, Chairman BlackRock Financial
            George M. Pavia             Management, Inc.
                                        345 Park Avenue
            OFFICERS                    New York, New York 10154
            Heath B. McLendon
            President and               DISTRIBUTOR
            Chief Executive Officer     Salomon Smith Barney Inc.

            Lewis E. Daidone            CUSTODIAN
            Senior Vice President       State Street Bank and
            and Chief Administrative      Trust Company
            Officer
                                        TRANSFER AGENT
            Richard L. Peteka           Travelers Bank & Trust, fsb.
            Chief Financial Officer     125 Broad Street, 11th Floor
            and Treasurer               New York, New York 10004

            Kaprel Ozsolak              SUB-TRANSFER AGENT
            Controller                  PFPC Global Fund Services
                                        P.O. Box 9699
            Christina T. Sydor          Providence, Rhode Island
            Secretary                   02940-9699

   Smith Barney Adjustable Rate Government Income Fund



 This report is submitted for the general information of the shareholders of Smith Barney Adjustable Rate Government Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY ADJUSTABLE RATE
 GOVERNMENT INCOME FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD2224 7/02